CIRCLESTAR

ENERGY

OTCBB: CRCL

BE PREPARED. BE STRATEGIC. BE OPPORTUNISTIC.

CRCL – Legal Notice and Disclaimer

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Circle Star Energy Corp. (CRCL) expects or anticipates will or may occur in the future, including such things as, the potential production from operations on CRCL's properties, future well counts, capital requirements for future drilling, and other such matters are forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CRCL to be materially different from any future results, performance or achievements expressed or implied by such statements. Information contained in the asset profiles for Eagle Ford, Woodbine, Austin Chalk, Deep Bossier and Wolfcamp/Clear Fork are derived from publicly available information related to such assets and are presented for illustrative purposes only. CRCL does not or may not own interests in the wells, production or specific properties described in such profiles. Reference to oil production may not be indicative of the oil production on CRCL's properties. You should not attribute the success described in the profiles to CRCL or its operations. CRCL holds only fractional mineral interests, royalty interests and non-operated working interests in its assets. CRCL relies on third-party operators to develop assets and commercialize its interests. These interests are subject to a variety of risks, including the inherently hazardous nature of oil and gas activities; potential effects on operations of environmental regulations; risks due to legal proceedings; financing risks, as well as those factors discussed under the headings "Forward-Looking Statements" and "Risk Factors" in CRCL's filings with the U.S. Securities and Exchange Commission. Although CRCL has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, CRCL assumes no obligation to publicly update any forward-looking statements; whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to purchase securities.

This presentation is prepared by Circle Star Energy Corp. (the "Company") and is solely for the purpose of corporate communication and general reference only. The information contained herein, including forecasts, reflects the views and opinions of management, does not purport to be definitive or contain all of the information a prospective investor may require. All information contained herein has been furnished by the management of the Company. The presentation is not intended as an offer to sell or to solicit an offer to buy or form any basis of investment decision for any class of securities of the Company in any jurisdiction. All such information should not be used or relied on without professional advice. The presentation is a brief summary in nature and does not purport to be a complete description of the Company, its business, its current or historical operation results or its future business prospects. The presentation contains certain forward looking statements with respect to the financial conditions, results, operations, and business of the Company. The statements and forecasts involve risk and uncertainly because they relate to events and depend on circumstances that occur in the future. There are a number of factors that could cause actual results or developments to differ materially from those express or implied by these forward looking statements and forecasts. This presentation is provided without any warranty or representation of any kind, either express or implied. The Company specifically disclaims all responsibility in respect of any use or reliance of any information, whether financial or otherwise, contained in this presentation. Recipients are cautioned that the cash flow projections are subject to inaccuracies and changes in conditions that may cause material changes to the financial models. The Company reserves the right to alter or amend the plan and/or projections, as outlined here-in, from time to time, without prior notice.

CRCL Leadership

MANAGEMENT

JEFF JOHNSON – CHAIRMAN, CEO

Founder, Chairman and CEO of Cano Petroleum, Inc. from 2004-2011, initially OTC listed, moved to NYSE/Amex in 2005. CEO of Scope Operating Company from 1998-2004. Founder and CEO of Acumen Resources, Inc. from 1993-1998. Previously served on the NYSE/Amex Listed Company Counsel. Has served as a director on the Board of the Company since June 16, 2011 and as Chairman of the Board of the Company since July 6, 2011.

G. JONATHAN PINA - CFO

Former Managing Partner of Pimuro Capital Partners. Former Vice President of E&P Investment Banking, Chiron Financial Advisors. Former Project Manager – Randall & Dewey/Jefferies. 2008 Emerging Businessman of the Year (Pimuro Capital Partners) awarded by the Houston Hispanic Chamber of Commerce

BOARD OF DIRECTORS

THOMAS RICHARDS

Founder and President of Redco, Inc., Oil & Gas Exploration Company. Managing Partner and Owner of Richards Cattle Company. Formerly Land and Lease Manager of Cano Petroleum, Inc., Fort Worth based Oil & Gas Enhanced Recovery Company. Member of the Presidents Council at Texas Tech University and a practicing oil and gas attorney. Graduated with a B.A. in Finance at Texas Tech University and Doctorate of Law at Baylor University.

MORRIS "SAM" SMITH

Woodbine Acquisition Corporation, CEO, Officer & Director (2011). Cano Petroleum, CFO (2005 - 2008). RBI International, Consultant (2004 - 2005). Encore Acquisition Company, Exec VP, CFO, Treasurer (2000 to 2003). Union Pacific Resources, VP of Finance and CFO (1996 - 2000). Union Pacific Corporation, Controller (1990 - 1996). Bachelor of Business Administration, McMurry University. Advanced Management Program & International Studies, Harvard School of Business.

CRCL Events Timeline

June 2011

1. Company name changes to Circle Star Energy Corp; ticker CRCL
2. CRCL acquires JHE Assets, assumes $7.5MM in debt ($6.5MM after immediate payment)
3. CRCL raises $1.2MM in common equity ($0.25 units - one share and one share purchase warrant at $0.50).

July 2011

1.S. Jeffrey Johnson joins as Chairman of the Board
2.G. Jonathan Pina joins as CFO

August 2011

1.CRCL raises ~$400K in common equity (friends & family @ $0.25 per share)

September 2011

1.CRCL raises$1.5MM in 6% convertible debt (convert at $1.50), pay-down of seller note ($5.0MM balance after payment)

October 2011

1.S. Jeffrey Johnson joins as CEO

November 2011

1.CRCL acquires Permian assets for 203,500 shares of stock

December 2011

1.CRCL contracts to sell JHE Holdings - buyer puts-up $100K non-refundable

February 2012

1.CRCL terminates agreement to sell JHE Holdings for buyer non-performance
2.CRCL raises $2.75MM of 10% convertible debt (convert @ $1.50)
3.CRCL pays $2MM on JHEH note ($3MM balance after payment)
4.Thomas M. Richards joins the board

March 2012

1.Morris ("Sam") B. Smith joins the board
2.David Brow resigns as director of CRCL
3.CRCL raises $0.5MM of 10% convertible debt (convert @ $1.50)
4.CRCL contract to acquire leases totaling approx. 64,000 acres in Northwest Kansas.

April 2012

1.CRCL contract to acquire additional leases totaling approx. 11,000 acres in Northwest Kansas.

May 2012

1.CRCL receives $2.4MM from early exercise of 4.8MM warrants.

Kansas

A Land Play & Drilling Opportunity

STRATEGY

- Initiate a meaningful position in the Kansas Mississippian Horizontal Oil Play
  - 175,000 net acres under contract
    - Lease cost = <$150/acre
    - 100% WI & ~83% effective NRI's
- Sell/JV Mississippian Horizontal Play
- Drill Kansas Lansing (shallow)

Mississippian Land Play

Unconventional Resource Play Comparison

Oil Resource Play	Size
Mississippian	17 MM acres
Bakken	10-15 MM acres
Eagle Ford	6 MM acres
Niobrara	5 MM acres
Wolfberry	4 MM acres



Bakken
Niobrara
Hz. Mississippian
Wolfberry
Eagle Ford

Mid-Continent Mississippian Geologic Model


Mississippian Unconformity
Pennsylvanian
Mississippian Target Zone
Massive Mississippian
Woodford Shale
Source Rock
Ordovician
Salt Water Disposal Zone
Arbuckle
2,000'
3,000'
4,000'
5,000'
6,000'
7,000'
8,000'

Note: Diagram is not to scale and is for illustration purposes only

SANDRIDGE THE POWER OF US

Mississippian – Vast Resource Potential



Kansas
SandRidge Focus Area
Oklahoma

Mississippian Project

- Shallow, Carbonate Oil Play
- 17 million acre prospective area
- Over 14,700 vertical wells
- SD ≈ 1.5 million net acres
- SD ≈ 7,000 potential net locations[(a)]
- ≈ 4,500' – 6,000' depth to target formation
- ≈ 200' – 700' thickness of the Mississippian section
- 380 Horizontal wells planned for SandRidge in 2012

● 232 SandRidge horizontal wells[(b)]
● 255 Industry horizontal wells[(b)]
● 14,700 Vertical Miss Wells

(a) Based on 3 wells per section
(b) Drilled well counts as of 02/06/12

SANDRIDGE
THE POWER OF US

Kansas Permitting Activity (Since 1/2011)


CHEYENNE
RAWLINS
DECATUR
PHILLIPS
SMITH
JEWELL
REPUBLIC
THOMAS
MITCHELL
CLOUD
CLAY
OTTAWA
LINCOLN
LOGAN
GOVE
TREGO
SALINE
GREELEY
SCOTT
BARTON
RICE
HAMILTON
KEARNY
PAWNEE
RENO
EDWARDS
GRAY
STANTON
GRANT
HASKELL
KIOWA
PRATT
KINGMAN
STEVENS
SEWARD
CLARK
COMANCHE
HARPER
SUMNER
KANSAS
OKLAHOMA
BEAVER
75 Miles

Source: HPDI

Mississippian Play Thickness Map



S
N
Anadarko Shelf
ANADARKO BASIN
HUGOTON EMBAYMENT
CENTRAL KANSAS UPLIFT
PRATT ANTICLINE
200 Miles



17 Million Acres – SandRidge Focus Area
Thickness (Feet) –
200
1,000
4,000
KANSAS
OKLAHOMA

Source: SandRidge Energy

Mississippian Play Thickness Map



CHESTER
MERAMEC
OSAGE
KINDR
Chester
"F" Zone
St. Genevieve
"E" Zone
St. Louis
"D" Zone
Spergen
"C" Zone
Warsaw
Upper "B" Zone
Osage
Lower "B" Zone
Lower Osage
"A" Zone
Kinderhook



Absent
Kansas
Absent
St. Louis
Osage
Lower Osage
St. Genevieve
Spergen
Chester
Kinderhook "A"
Warsaw "C"
Lower Osage "B"
Osage "B"
Spergen "D"
St. Louis "E"
St. Genevieve "F"
Oklahoma
Chester
Warsaw

Source: SandRidge Energy

Vertical Type Curve Comparison



Oklahoma Miss
1,439 Wells
66 MBbls EUR
b Factor of 2.5
Final Decline < 5%
3 County Area (Woods, Alfalfa, Grant)



NW Kansas Miss
4,032 Wells
86 MBbls EUR
b Factor of 2.5
Final Decline < 5%
14 County Area

Source: SandRidge Energy

Trego County Vertical Well EURs (50K-500K Bbl)



Tidball 15-195-20361
GLM Co. ~ 400K bbl
Sutcliffe 15-063-20057
Double Eagle ~ 450K bbl
GOVE
TREGO
Colberg 15-195-0067
Berexco ~ 500K bbl
Wagoner 15-195-00325
Murfin ~ 450K bbl

Source: HPDI

Mississippi Lime DST Comparison


DST 1920' GIP, 400' very gassy oil, 124' gas cut oil, 240' oil and gas cut water
Dry Hole
KANSAS
DST Miss Recovered 120' gas, 310' oil, 62' gas cut oil
Dry Hole
Offset 122 MBoe Horizontal Well
NEMAHA
CENTRAL KANSAS UPLIFT
DST Information consistently better in NW Kansas Miss vs. Oklahoma Miss
DST Miss Recovered 30 -98' slightly gas cut mud (Production test 17 Bbl/d, 22 bwpd plugged well)
Tested and Plugged
Offset 1,922 MBoe Horizontal Well
DST Miss Recovered 4800' gas,180' slightly gas cut mud
Dry Hole
Offset 524 MBoe Horizontal Well
OKLAHOMA
DST Miss Recovered 600' oil & gas cut mud in pipe.
Dry Hole
Offset 997 MBoe Horizontal Well

Source: SandRidge Energy

SIGNIFICANT UPSTREAM TRANSACTIONS IN MISSISSIPPIAN PLAY (TTV>US$5.0 MILLION)

ANN'D DATE	BUYER	SELLER	TOTAL TRANS. VALUE US$MM	SECTOR	$ Per Acre	KEY ASSETS
12/22/11	Repsol YPF	SandRidge E'gy	$1,000.0	Acreage	$2,750	363,636 net acre
12/15/11	Blugrass E'gy	Undisclosed	$10.3	Reserves	$3,498*	Producing oil and gas assets
08/04/11	Atinum Partners	SandRidge E'gy	$500.0	Acreage	$4,404	113,520 net acres
07/31/11	PetroQuest Energy	Undisclosed	$24.1	Acreage	$720	Mississippian Lime acreage
06/30/11	SandRidge Energy	Undisclosed	$350.0	Acreage	$175	2.0 million acres
01/05/11	Institutional Investors	SandRidge Mississippian	$338.7	Reserves	-	IPO of Sandridge Mississippian Trust I

Source: IHS Herold

*Based on applying TTV to net acreage being acquired

SEAM ALERT - UPSTREAM

IHS Herold
Transaction Valuation Research

Michael Wang

JANUARY 4, 2012

SandRidge Energy's remaining position in the Mississippian may fetch $2,000 to $4,400 per acre, with its net acres in the Original Mississippian play toward the high end of the range and net acres in the early stage Mississippian Extension near the bottom of the range.

Kansas City–Lansing
A Shallow Drilling Opportunity


power plant
top nine CO_2 producers
Lansing-Kansas City Oil Production

Source: KGS

Kansas Oil Production By Formation



All Others
873,958,903 bbls
17.4 %
Arbuckle
1,856,206,898 bbls
37.0 %
Simpson
215,803,784 bbls
4.3 %
Viola
274,560,632bbls
5.5 %
Mississippian
820,182,384 bbls
16.3 %
Lansing-Kansas City
976,699,121 bbls
19.5 %

Source: KGS

Cumulative Production Through First Quarter 2008 For NW Kansas Counties Adjacent to Trego County

- Ellis – 481,269,090 BO
- Graham – 182,869,628 BO
- Sheridan – 22,274,541 BO
- Gove – 26,492,148 BO
- Trego – 63,339,168 BO
- Ness – 103,463,857 BO
- Lane – 28,348,412 BO
- Rooks – 242,820,738 BO
- Rush – 31,544,608 BO

County Oil Production

Change in Oil Production, 2009 to 2010


Cheyenne
Rawlins
Decatur
Norton
Phillips
Smith
Jewell
Republic
Washington
Marshall
Nemaha
Brown
Doniphan
Atchison
Sherman
Thomas
Sheridan
Graham
Rooks
Osborne
Mitchell
Cloud
Clay
Riley
Pottawatomie
Jackson
Jefferson
Leavenworth
Wyandotte
Ottawa
Wallace
Logan
Gove
Trego
Ellis
Russell
Lincoln
Geary
Wabaunsee
Shawnee
Douglas
Johnson
Saline
Dickinson
Morris
Ellsworth
Osage
Franklin
Miami
Greeley
Wichita
Scott
Lane
Ness
Rush
Barton
Rice
McPherson
Marion
Chase
Lyon
Coffey
Anderson
Linn
Pawnee
Hamilton
Kearny
Finney
Hodgeman
Stafford
Edwards
Reno
Harvey
Butler
Greenwood
Woodson
Allen
Bourbon
Gray
Ford
Pratt
Sedgwick
Stanton
Grant
Haskell
Kiowa
Kingman
Wilson
Neosho
Crawford
Elk
Morton
Stevens
Seward
Meade
Clark
Comanche
Barber
Harper
Sumner
Cowley
Chautauqua
Montgomery
Labette
Cherokee
Decreases in Production
Increases in Production
More than -225,000
-150,001 to -225,000
-75,001 to -150,000
0 to -75,000
No production
0 to 75,000
75,001 to 150,000
150,001 to 225,000
More than 225,000

Source: KGS

OUR PARTNERS:
EMC 1

EMC 1 Track Record

- Australia
  - BP
- Gulf of Mexico
  - Shell Oil
- On shore U.S.
  - NY, KS, TX, OK
  - Shell, Chesapeake, Credo, Murfin drilling
- 38 successful wells out of 41 drilled in NY (Marcellus Shale)
- 9 successful wells out of 10 drilled in KS (Ks Lansing/Miss/Arbuckle)
  - 1 "failure" producing 26 barrels of oil per hour when well "blew out"
- 35 successful wells out of 38 drilled in Texas (King Sand)

CIRCLESTAR ENERGY

"STACKED" TECHNOLOGY

1. Geology
   - "Oil is where oil was"
2. Seismic
   - Records structures via sound waves
3. Radiometrics
   - Records structures & hydrocarbons via radiation
4. Tellurics
   - Records structures and hydrocarbons via resistivity



CIRCLESTAR ENERGY

Telluric Technology

Computerize interpretations measuring the variances as the electro-magnetic wavelengths pass through the Earth's crust.

In other words, telluric technology can read hydrocarbon bearing rock below the earth's surface at an incredible rate of accuracy utilizing the same principle of electric logs. Similar to seismic, the interpretation of telluric data is the key to success.

CIRCLESTAR ENERGY



CRCL prospects
Prospect acres in yellow
EMC1- 100 PHASE
Analogous wells (Ks Lansing/Arbuckle) 3 wells > 50M bbls each
6 prospects
Analog well >100,000 bbls (Ks Lansing)
8,400 ac
EMC1 farm out "C" prospect
MURFIN ACRES IN GREEN
2 formations -Ks Lansing - Mississippi
Additional prospects being
EMC1 data points
CORRELATION STATION
Trego County
ALL 100 STATIONS – COUNTY ROAD RECORDINGS
Analog well >200,000 bbls (Mississippian)

Gove & Trego Cty. Offset Activity



Murfin Drilling Co., Inc.
Dietz 'L' 1-8
56.4 mbo cum
130 bopd 1st 12 mo. avg
Murfin Drilling Co., Inc.
Hobston Unit 1-8
34.7 mbo cum
120 bopd 1st 12 mo. avg
Circle Star Leasehold
Gove & Trego Cty., KS
64K net lease acres
100%WI / ~83%NRI
Palomino Petroleum, Inc.
Harris-Keller 1
18.6 mbo cum
88 bopd 1st 12 mo. avg

COUNTY: *Trego*
OPERATOR: *Murfin Drilling Co., Inc.*
WELL NAME: *Dietz 'L' 1-8*
FIELD NAME: *Humperdink*

56,430 bo cum
130 bopd 1st
12 month avg



OIL
Production (BBL)
100000
10000
1000
100
2009
2010
2011
2012
Year

YEAR	MONTH	PRODUCTION
2009	9	1102.53
2009	10	4758.10
2009	11	4259.21
2009	12	4253.57
2010	1	4271.66
2010	2	3940.97
2010	3	4581.17
2010	4	4229.76
2010	5	4156.53
2010	6	4000.28
2010	7	4076.46
2010	8	3834.87
2010	9	2515.10
2010	10	1495.05
2010	11	1124.12
2010	12	908.59
2011	1	689.02
2011	2	448.82
2011	3	415.64
2011	4	380.36
2011	5	280.71
2011	6	283.67
2011	7	194.95
2011	8	240.92

COUNTY: *Trego*
OPERATOR: *Murfin Drilling Co., Inc.*
WELL NAME: *Hobston Unit 1-8*
FIELD NAME: *Humperdink*

34,737 bo cum
120 bopd 1st
12 month avg



OIL
Production (BBL)
100000
10000
1000
100
2010
2011
2012
Year

YEAR	MONTH	PRODUCTION
2010	3	813.35
2010	4	3897.25
2010	5	4202.91
2010	6	4199.95
2010	7	4191.31
2010	8	4035.77
2010	9	4048.91
2010	10	3420.50
2010	11	2265.59
2010	12	1472.83
2011	1	1291.55
2011	2	806.37
2011	3	963.82
2011	4	651.01
2011	5	645.03
2011	6	640.17
2011	7	481.12
2011	8	481.57
TOTAL		34737.01

COUNTY: *Trego*
OPERATOR: *Palomino Petroleum, Inc.*
WELL NAME: *Harris-Keller 1*
FIELD NAME: *Mcninch*

18,601 bo cum
88 bopd 1st 12 month avg



OIL
Production (BBL)
100000
10000
1000
100
2011
2012
Year

YEAR	MONTH	PRODUCTION
2011	2	812.65
2011	3	3451.68
2011	4	3278.74
2011	5	3428.45
2011	6	2583.43
2011	7	2579.81
2011	8	2467.02
TOTAL		18601.78

Shallow Drilling Multiple Pay

- 2 primary targets
  - 500-600' gross pay
  - < 6,000'
- Kansas City-Lansing
  - 5 pay zones
  - Up to 300' gross pay
  - 50-150M bo/well
- Mississippian
  - Up to 200-300' gross pay
  - Up to 200M bo/well



CRETACEOUS
TRI. - JUR.
PERMIAN
PENNSYLVANIAN
Dakota Ss
Morrison Fm
1000
Blaine Gyp
Stone Corral
Sumner Gp
2000
Nera
Wabaunsee GP
3000
Topeka (Shawnee) GP
4000'
PENNSYLVANIAN
MISSISSIPPIAN
CAMBRO-ORDOVICIAN
Douglas Gp
Lansing-Kansas City Gp
4000
Marmaton Gp
Cherokee Gp
Atoka Gp
Morrow Gp
Basal Morrow
5000
Ste. Genevieve Ls
St. Louis Ls
Spergen-Warsaw Fm
Osage Gp
Kinderhook Gp
6000
Reagan Ss
Precambrian
T.D. 6427
Phillips Petroleum
#1 Stwalley
sec. 4 T24S R43W
Generalized Lithology
Siltstone-Red Shale
Sandstone
Anhydrite
Gray Shale
Limestone
Dolomite
Granite
Elevation in feet
MD in feet

Figure 2: Las Animas Arch type log.

CONCLUSION

CRCL is looking to acquire a meaningful acreage position in areas selected for their proximity to proven producing areas west of the Uplift having similar geologic history and areas located on trend with fields producing from the target horizons. Following are land positions CRCL has negotiated or has under contract:

- Location: Northwest Kansas
- Acreage: 175,000 acres under contract
- Term: 3-5 year (~8,000-10,000 acres <1 year remaining)
- Interests: 100% WI (83% NRI leases)

CRCL – Contact Information

CIRCLESTAR ENERGY

Circle Star Energy Corp.
7065 Confederate Park Road, Suite 102
Fort Worth, Texas 76108
(817) 744-8502
info@circlestarenergy.com
www.circlestarenergy.com

APPENDIX

SUMMARY
Kansas City-Lansing

Geologically, five (5) primary targets lie within the prospect areas at an estimated Total Depth of approximately 4,200 feet. The A,B,I,J and K horizons all produce within a 300 feet thick Kansas City-Lansing targeted Formation. The KC-Lansing's A, B, and I production zones are the most prolific in the study area. The Kansas City-Lansing is an unspaced formation and stratigraphically trapped from approximately 3,800 to 4,100 feet below ground level.

The KC-Lansing is a carbonate "Limestone" reservoir with stacked lenses of porosity averaging 8-16 feet of porosity greater than 10% percent. The study shows these lenses of increased porosity and permeability characteristics develop and produce on the flanks of deep basement structures. The KC-Lansing formation has produced 1 billion barrels of oil, roughly 20% of the 5 billion barrels of oil produced in Kansas.

Drilling & completion costs average about $500M per well and take less than 10 days to drill. EUR's generally range from 50MBO to 150MBO per well. Utilizing modern drilling & completion techniques in association with "stacked technological data" - seismic, radiometrics and tellurics – anticipated results are at the higher end of the EUR range.

PALEOZOIC CARBONATE PLAY
NORTHWESTERN KANSAS

EXECUTIVE SUMMARY

Prepared By

J. E. Barkdull & Associates
Morrison, Colorado

Revised May 2008

PALEOZOIC CARBONATE PLAY IN NORTHWESTERN KANSAS

Overview

Circle Star Energy, Corporation has contracted to lease significant non-producing oil and gas interests consisting of 64,000 acres, more or less, situated in various townships of Trego & Gove Counties, Kansas. The Play's primary targets are Mississippian and Pennsylvanian in age. CRCL has determined that there are numerous "missed opportunities" in western Kansas. Many of these townships lie between and on trend with major structural and stratigraphic entities. The Uplift and the basin adjacent to it have little or no expression at the surface, hence their delineation and concomitant discovery of millions of barrels of oil are largely based on the results of successful subsurface exploration geology, including conventional seismic with 3-dimensional surveys, and wildcat drilling. Now, during this period of sustained high oil prices, news accounts and technical journals analyses project that this period will continue for a long time. A "foot in the door" to future successes in the area mandates that controlling large blocks of acreage, on trend with major proven producing reservoirs, will be the key to being a major player and participant in the development of new oil reserves in western Kansas. Buy areas for leasing large blocks of acreage can be spotted by recognizing certain parameters included but not limited to closeology, playing off good "show wells", reprocessing of seismic lines and utilizing conventional and unconventional subsurface exploration. WEVCO's forward-looking view of their Western Kansas Play is to identify areas overlooked in the past due to market conditions. Implementing the above parameters will assist in the definition of the internal stratigraphic relationships between reservoir and non-reservoir facies of various producing horizons and identify opportunities for missed oil in structural and stratigraphic traps.

Mississippian

Mississippian rocks produce in several hundred fields in Kansas from combination structural-stratigraphic traps in which porous chat and overlying conglomerates change to nonporous chat or limestone in an updip direction. The widespread distribution of Upper and Lower Mississippian production in both large and small fields makes it a potential target horizon in virtually all wildcat wells drilled where Mississippian rocks are present. A concentration of Middle Pennsylvanian oil production from the Cherokee and Marmaton Groups produce on and immediately west of the Central Kansas Uplift ("Uplift"). In western Kansas the Cherokee Group was deposited on an extensive pre-Pennsylvanian erosion surface on the flanks and over the crests of the Uplift where it locally pinches out. Sandstones occupy the lower Cherokee including those that fill valleys incised into the underlying strata and are best developed in the vicinity of the CRCL acreage uplifts in NW Kansas and low-relief structures that were a major source area for these deposits. These Lower Pennsylvanian strata are limited to the lower reaches of the basins. Marmaton and Cherokee limestones are productive across western Kansas. They are components of cyclothems comprised of high-energy deposits such as oölitic limestones or mud-dominated carbonate buildups that are altered and leached by exposure of each cycle. Seismic, core drilling, and subsurface methods have been employed to find anticlinal closures with Marmaton and Cherokee pay zones in western Kansas. Recent successes in the Marmaton and Cherokee limestones and sandstones in western Kansas are occurring as companies explore low-relief structures in less heavily drilled areas west of the Central Kansas Uplift. CRCL is looking to acquire said interests, above, along producing trends along the western flanks of the Uplift as well as in the less heavily drilled areas.

Pennsylvanian

Production from Pennsylvanian-age rocks, namely the Lansing, Kansas City, is widespread over western and central Kansas. More dominant on the Uplift, it is more widely scattered in adjacent basins. The Kansas City and the Lansing Groups are a sequence of alternating limestones and shales, commonly combined in the subsurface and referred to as the Lansing-Kansas City ("LKC"). They are the dominant producing intervals in Kansas. The LKC is comprised of seven or more major limestones any of which can serve as a reservoir unit. These limestones are part of a considerable succession of cyclic sediments called cyclothems. The majority of LKC fields in western Kansas are combination structural-stratigraphic traps. The occurrence of production is almost always associated with low relief structural noses, domes, or anticlines. The area west of the Uplift has been the focus or recent activity of wildcat exploration and development. It is evident that structural anticlines are instrumental in entrapment of oil in LKC rocks and fields might be discovered using seismic interpretation in areas where drilling densities are very low: i.e., fewer than five or six wells per township. Structural growth likely originated in the basement and persisted throughout time – at least since early Pennsylvanian time. Carbonate grains, oölites, are required to provide the reservoir rock. These were formed at a time when the Uplift and other features were beginning to be covered with sediment other than stream-borne debris non-marine debris. Several examples of major western Kansas fields are Adell in northeast Sheridan County and Ogallah in Trego County. Although 2008 production records are incomplete, Adell Field has produced 8,964,746 barrels of oil from Lansing-Kansas City reservoirs from about 3700' from 10 wells. Ogallah Field, Trego County, produces from four reservoir groups, namely, Cambro-Ordovician Arbuckle Group, Middle Pennsylvanian Marmaton Group, Upper Pennsylvanian Lansing-Kansas City Group, and Upper Pennsylvanian Shawnee Group. Completion depths range from 3961' to 3384'. Cumulative production at Ogallah reported by the Kansas Geologic Survey is 15,208,654 barrels of oil producing currently from 26 wells. These are just two examples of western Kansas oil fields with very long producing life at depths less than 4000'.

FINANCIAL OVERVIEW

Decline Curve ~ Lansing



Kansas Lansing Decline Curve
Barrels Per Day
60
50
40
30
20
10
CRCL Assumptions
IP: 50 Bpd
1st Yr. Decline: 60%
2nd Yr. Decline: 30%
3rd Yr. Decline: 20%
4th Yr. Decline: 10%
EUR: 77 Mbbls
D&C Cost: $500K
PV10 ($75/bbl): $2.5MM

Decline Curve ~ Mississippian


Kansas Mississippian Decline Curve
Barrels Per Day
CRCL Assumptions
IP: 188 Bpd
1st Yr. Decline: 60%
2nd Yr. Decline: 30%
3rd Yr. Decline: 20%
4th Yr. Decline: 10%
EUR: 288 Mbbls
SandRidge Disclosures*
IP (30 day rate): 275 Boepd
EUR: 456 MBoe

EMC1 RESUME'S

STEPHEN W. CASE

Mr. Case is the President/Chief Geologist for Telluric Energy Corporation. He earned a B.S. Geology from Oklahoma State University in 1985. He has 23 years experience as an exploration oil and gas geologist, hydro-geologist, project manager and program director. Mr. Case's Magneto "telluric" projects include: Mid Continent Region, Australia, Queensland, New South Whales, South Australia Territories, New York Region and Rocky Mountain Region.

S. PARKER GAY, JR.

Parker Gay received B.S. and M.S. degrees, respectively, from MIT and Stanford University in geology and geophysics. He worked as a mining and groundwater geologist and geophysicist for 20 years in the Western U.S. and South America, and made a number of notable discoveries for his employers. He subsequently worked in petroleum exploration for the last 25 years and is one of the few recipients of a Best Paper Award from the Society of Exploration Geophysicists for a paper on magnetics and gravity. Gay has authored or co-authored 50 professional papers or books, and has presented 130 talks to professional organizations.

RICHARD SMITH

Mr. Smith has over 30 years experience in oil and gas exploration, and has been involved in plays in 35 counties. His experience includes seismic, magnetics, electro-tellurics, satellite imagery, geochemical data acquisition and processing supervision, seismic and well log data interpretation, prospect generation, exploration project management, company representation and negotiation.